SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest event reported)        October 1, 2002
                                                        ------------------------


________________________________________________________________________________
                        Merrill Lynch Municipal ABS, Inc
             (Exact name of registrant as specified in its charter)


________________________________________________________________________________

          New York                 33-56254                     13-369-8229
(State or other jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)                Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
               (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            None.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a) None.

            (b) None.

            (c) Exhibits.

                  1. Statement to holders of Merrill Lynch Municipal ABS, Inc. Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:      12/22/04              MERRILL LYNCH MUNICIPAL ABS, INC.


                                  By:        /s/ Edward J. Sisk
                                             -----------------------------
                                             Name:  Edward J. Sisk
                                             Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                                   Page
-------                                                                   ----
Statement to holders of Merrill Lynch Municipal ABS, Inc
Prerefunded Municipal Certificates, Series 1, Series 2,
Series 3 relating to the Distribution Date of October 1, 2002             5

STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
              relating to the Distribution Date of October 1, 2002

                                                            [LOGO] Deutsche Bank


Safet Kalabovic
Bankers Trust Company
(201) 593-6850

September 29, 2002

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Alan Levy

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Deutsche Bank Trust Company Americas, as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 1, 2002. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at (201) 593-6850.

Very truly yours,



Safer Kalabovic
Assistant Vice President

                                                       [LOGO] Deutsche Bank

September 29, 2002

Jan Nelson
Merrill Lynch
World Financial Center
250 Vesey Street
New York, New York 10281



Re:   Merrill Lynch Municipal ABS, Inc.
      Prerefunded Municipal Certificates Series 1, 2 and 3

Jan:

For the above referenced issues, the principal and interest information for October 1, 2002 is attached. All other relevant information is as follows:


            Premium on Bonds                                        None
            Trustee Fees Payable                                    None
            Interest Shortfall on Bonds                             None
            Aggregate Shortfall on Bonds                            None
            Accrued Interest undistributed to holders               None
            Accrued Principal undistributed to holders              None
            Underlying Bonds on issue                               Attached


Should you have any questions please call me at (201) 593-6850.

Sincerely,


Safet Kalabovic
Assistant Vice President

                              SERIES 1 CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------
                Certificate                                                                  Interest         Principal
    Class        Maturity            CUSIP         Certificate        Certificate             Amount            Amount
   Number          Date             Number             Rate             Amount                 Due               Due
-----------------------------------------------------------------------------------------------------------------------------
     15      10/01/2002       021433 EK9         5.10                       295,000.00            7,522.50        295,000.00
-----------------------------------------------------------------------------------------------------------------------------
     16      04/01/2003       021433 EL7         5.10                       100,000.00            2,550.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     17      10/01/2003       021433 EM5         5.10                       320,000.00            8,160.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     18      04/01/2004       021433 EN3         5.20                        95,000.00            2,470.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     19      10/01/2004       021433 EP8         5.20                       340,000.00            8,840.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     20      04/01/2005       021433 EQ6         5.25                        95,000.00            2,493.75              0.00
-----------------------------------------------------------------------------------------------------------------------------
     21      10/01/2005       021433 ER4         5.25                       360,000.00            9,450.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     22      10/01/2008       021433 EX1         5.50                     1,495,000.00*          41,112.50              0.00
-----------------------------------------------------------------------------------------------------------------------------
     23      10/01/2010       021433 FB8         5.60                     1,130,000.00*          31,640.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     24      10/01/2012       021433 FF9         5.70                     1,200,000.00*          34,200.00              0.00
-----------------------------------------------------------------------------------------------------------------------------
     RI      10/01/2012       021433 FG7         Variable                    51,562.00        Residual -->          3,155.00
-----------------------------------------------------------------------------------------------------------------------------
    TOTAL                                                                $5,481,562.00         $148,438.75       $298,155.00
-----------------------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Altamonte Springs FLA Authority
13.125% 10/01/12, $3,910,000

                              SERIES 2 CERTIFICATES

-------------------------------------------------------------------------------------------------------------------
               Certificate                                                           Interest         Principal
    Class        Maturity       CUSIP         Certificate    Certificate              Amount            Amount
   Number          Date        Number             Rate          Amount                  Due              Due
-------------------------------------------------------------------------------------------------------------------
     15      10/01/2002      70252B BD4         5.10              795,000.00           20,272.50        795,000.00
-------------------------------------------------------------------------------------------------------------------
     16      04/01/2003      70252B BE2         5.10              265,000.00            6,757.50              0.00
-------------------------------------------------------------------------------------------------------------------
     17      10/01/2003      70252B BF9         5.10              860,000.00           21,930.00              0.00
-------------------------------------------------------------------------------------------------------------------
     18      04/01/2004      70252B BG7         5.20              250,000.00            6,500.00              0.00
-------------------------------------------------------------------------------------------------------------------
     19      10/01/2004      70252B BH5         5.20              925,000.00           24,050.00              0.00
-------------------------------------------------------------------------------------------------------------------
     20      04/01/2005      70252B BJ1         5.25              240,000.00            6,300.00              0.00
-------------------------------------------------------------------------------------------------------------------
     21      10/01/2005      70252B BK8         5.25            1,000,000.00           26,250.00              0.00
-------------------------------------------------------------------------------------------------------------------
     22      10/01/2007      70252B BP7         5.40            2,255,000.00*          60,885.00              0.00
-------------------------------------------------------------------------------------------------------------------
     23      10/01/2010      70252B BV4         5.60            5,000,000.00*         140,000.00              0.00
-------------------------------------------------------------------------------------------------------------------
     24      10/01/2012      70252B BZ5         5.70            1,915,000.00*          54,577.50              0.00
-------------------------------------------------------------------------------------------------------------------
     RI      10/01/2012      70252B CA9         Variable           59,629.00     Residual -->             3,884.00
-------------------------------------------------------------------------------------------------------------------
    TOTAL                                                     $13,564,629.00         $367,522.50       $798,884.00
-------------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
     13.125% 10/01/12, $9,850,000

                                                   SERIES 3 CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------
               Certificate                                                              Interest           Principal
    Class       Maturity       CUSIP       Certificate          Certificate              Amount              Amount
   Number         Date        Number          Rate                 Amount                  Due                Due
-----------------------------------------------------------------------------------------------------------------------
     15      10/01/2002     684503 TR6        5.10               3,190,000.00            81,345.00        3,190,000.00
-----------------------------------------------------------------------------------------------------------------------
     16      04/01/2003     684503 TS4        5.10               1,100,000.00            28,050.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     17      10/01/2003     684503 TT2        5.10               3,425,000.00            87,337.50                0.00
-----------------------------------------------------------------------------------------------------------------------
     18      04/01/2004     684503 TU9        5.20               1,065,000.00            27,690.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     19      10/01/2004     684503 TV7        5.20               3,675,000.00            95,550.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     20      10/01/2005     684503 TX3        5.25               4,975,000.00*          130,593.75                0.00
-----------------------------------------------------------------------------------------------------------------------
     21      10/01/2006     684503 TZ8        5.30               5,225,000.00*          138,462.50                0.00
-----------------------------------------------------------------------------------------------------------------------
     22      10/01/2007     684503 UB9        5.40               5,480,000.00*          147,960.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     23      10/01/2008     684503 UD5        5.50               5,785,000.00*          159,087.50                0.00
-----------------------------------------------------------------------------------------------------------------------
     24      10/01/2009     684503 UF0        5.60               6,085,000.00*          170,380.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     25      10/01/2010     684503 UH6        5.60               6,410,000.00*          179,480.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     26      10/01/2011     684503 UK9        5.70               6,750,000.00*          192,375.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     27      10/01/2012     684503 UM5        5.70               4,910,000.00*          139,935.00                0.00
-----------------------------------------------------------------------------------------------------------------------
     RI      10/01/2012     684503 UN3        Variable              52,188.00     Residual -->                   35.00
-----------------------------------------------------------------------------------------------------------------------
    TOTAL                                                      $58,127,188.00        $1,578,246.25       $3,190,035.00
-----------------------------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
        13.125%, 10/01/12, $41,650,000